EXHIBIT 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Prime Estates and Developments, Inc., a Florida corporation (the "Company"), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the periods ending July 31, 2010 and 2009 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Panagiotis Drakopoulos	/s/ Vasileios Mavrogiannis
By Panagiotis Drakopoulos Chairman and Chief Executive Officer November 15, 2010	By Vasileios Mavrogiannis Chief Financial Officer November 15, 2010